UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2024

Citi Trends, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-41886	52-2150697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104 Coleman Boulevard, Savannah, Georgia	31408
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (912) 236-1561

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CTRN	Nasdaq Stock Market
Preferred Stock Purchase Rights	N/A	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 7, 2024, Citi Trends, Inc. (the “Company”) and Equiniti Trust Company, LLC (the “Rights Agent”) entered into the Second Amendment to the Stockholder Protection Rights Agreement, dated as of May 7, 2024 (the “Amendment”), which amended the Stockholder Protection Rights Agreement, dated as of December 6, 2023, by and between the Company and the Rights Agent, as amended by that certain Amendment to the Stockholder Protection Rights Agreement, dated as of February 28, 2024 (as amended, the “Rights Agreement”).

The Amendment terminated the Rights Agreement by accelerating the expiration time of the Company’s preferred share purchase rights (each, a “Right” and, collectively, the “Rights”) to 5:00 P.M., New York City time, on May 7, 2024. At the time of the termination of the Rights Agreement, all of the Rights, which were previously distributed to holders of the Company’s issued and outstanding common stock, par value $0.01, pursuant to the Rights Agreement, expired. In deciding to accelerate the expiration time to May 7, 2024, the Company's Board of Directors determined that an active Rights Agreement is no longer needed to protect stockholder value.

The Amendment is attached hereto as Exhibit 4.3 and is incorporated herein by reference. The description of the Amendment herein does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.3.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 and Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 7, 2024, the Company filed a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware eliminating all provisions of the Certificate of Designation previously filed by the Company with the Delaware Secretary of State on December 6, 2023 related to the series of preferred stock designated as Series A Junior Participating Preferred Stock (the “Series A Preferred Stock”) established pursuant to the Rights Agreement. Such shares previously designated Series A Preferred Stock will be returned to the authorized but undesignated shares of the Company’s preferred stock.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference. A copy of the Certificate of Elimination is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The description of the Certificate of Elimination herein does not purport to be complete and is qualified in its entirety by reference to Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Elimination of the Series A Junior Participating Preferred Stock of Citi Trends, Inc.
4.1	Stockholder Protection Rights Agreement, dated as of December 6, 2023, between Citi Trends, Inc. and Equiniti Trust Company, LLC, as Rights Agent (incorporated by reference to Exhibit 4.1 of Citi Trends, Inc.’s Current Report on Form 8-K filed December 8, 2023).
4.2	Amendment to the Stockholder Protection Rights Agreement, dated as of February 28, 2024, between Citi Trends, Inc. and Equiniti Trust Company, LLC, as Rights Agent (incorporated by reference to Exhibit 4.2 of Citi Trends, Inc.’s Current Report on Form 8-K filed February 29, 2024).
4.3	Second Amendment to the Stockholder Protection Rights Agreement, dated as of May 7, 2024, between Citi Trends, Inc. and Equiniti Trust Company, LLC, as Rights Agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITI TRENDS, INC.

Date: May 7, 2024	By:	/s/ David N. Makuen
		Name:	David N. Makuen
		Title:	Chief Executive Officer

3